Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund	March 31, 2019 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000s)	(000s)

INVESTMENTS IN SECURITIES 140.2% ¤

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.0%

Azure Midstream Energy LLC
7.611% (LIBOR03M + 5.000%) due 09/30/2020 «~	$5,076	$5,091
Centurion Pipeline Co. LLC
5.851% (LIBOR03M + 3.250%) due 09/29/2025 ~	13,267	13,250
Total Loan Participations and Assignments (Cost $18,386)		18,341

CORPORATE BONDS & NOTES 27.8%

BANKING & FINANCE 0.2%

Washington Prime Group LP
5.950% due 08/15/2024	2,000	1,877

INDUSTRIALS 18.2%

Altice France S.A.
7.375% due 05/01/2026	4,600	4,519
Ascend Learning LLC
6.875% due 08/01/2025	4,600	4,588
Callon Petroleum Co.
6.375% due 07/01/2026	8,000	8,060
CBS Radio, Inc.
7.250% due 11/01/2024	4,500	4,500
Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027	6,900	7,254
5.875% due 03/31/2025	4,900	5,341
7.000% due 06/30/2024	3,100	3,507
CSN Resources S.A.
7.625% due 02/13/2023	4,500	4,534
EnLink Midstream Partners LP
4.150% due 06/01/2025	3,000	2,899
4.400% due 04/01/2024	12,500	12,422
4.850% due 07/15/2026	14,500	14,445
Matador Resources Co.
5.875% due 09/15/2026	12,100	12,130
Noble Holding International Ltd.
7.875% due 02/01/2026	17,500	16,297
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	6,200	5,905
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023	13,000	12,951
Telesat Canada
8.875% due 11/15/2024	4,200	4,536
Transocean Guardian Ltd.
5.875% due 01/15/2024	15,610	15,923
Transocean Pontus Ltd.
6.125% due 08/01/2025	4,725	4,808
Transocean, Inc.
9.000% due 07/15/2023	7,000	7,490
Tullow Oil PLC
6.250% due 04/15/2022	4,100	4,130
USA Compression Partners LP
6.875% due 09/01/2027	100	102
WPX Energy, Inc.
5.250% due 09/15/2024	5,000	5,075
5.750% due 06/01/2026	5,100	5,196
		166,612
UTILITIES 9.4%

Antero Midstream Partners LP
5.750% due 03/01/2027	2,900	2,951
Blue Racer Midstream LLC
6.125% due 11/15/2022	19,975	20,374
6.625% due 07/15/2026	10,925	11,198
CrownRock LP
5.625% due 10/15/2025	5,000	4,819
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021	1,150	1,137
Parsley Energy LLC
5.250% due 08/15/2025	3,000	2,976
5.375% due 01/15/2025	2,500	2,513
6.250% due 06/01/2024	4,300	4,456

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2019 (Unaudited)

Rio Oil Finance Trust
9.250% due 07/06/2024	952	1,040
Targa Resources Partners LP
5.000% due 01/15/2028	8,000	7,890
5.375% due 02/01/2027	3,250	3,339
6.500% due 07/15/2027	3,500	3,784
6.875% due 01/15/2029	1,750	1,910
Transocean Phoenix Ltd.
7.750% due 10/15/2024	5,760	6,091
Transocean Poseidon Ltd.
6.875% due 02/01/2027	5,900	6,151
Transocean Proteus Ltd.
6.250% due 12/01/2024	5,920	6,105
		86,734
Total Corporate Bonds & Notes (Cost $251,939)		255,223

U.S. TREASURY OBLIGATIONS 38.4%

U.S. Treasury Notes
2.375% due 02/29/2024 (e)(n)	350,000	352,516
Total U.S. Treasury Obligations (Cost $349,366)		352,516

	SHARES

COMMON STOCKS 54.9%

ENERGY 54.9%

Andeavor Logistics LP	319,000	11,248
Antero Midstream Corp.	1,860,460	25,637
Buckeye Partners LP	501,000	17,044
Cheniere Energy Partners LP	72,000	3,019
Cheniere Energy, Inc. (a)	415,239	28,386
CNX Midstream Partners LP	376,776	5,731
Crestwood Equity Partners LP	347,342	12,223
DCP Midstream LP	333,094	11,009
Enable Midstream Partners LP	1,204,000	17,241
Enbridge, Inc.	248,000	8,982
Energy Transfer Equity LP	1,808,750	27,800
EnLink Midstream LLC	1,773,265	22,662
Enterprise Products Partners LP	964,484	28,066
EQT Midstream Partners LP	302,000	13,943
Hess Midstream Partners LP	78,000	1,654
Kinder Morgan, Inc.	1,264,000	25,293
Magellan Midstream Partners LP	52,000	3,153
MPLX LP	560,000	18,418
Noble Midstream Partners LP	307,080	11,058
NuStar Energy LP	530,000	14,252
Oasis Midstream Partners LP	183,000	3,718
ONEOK, Inc.	611,000	42,672
Phillips 66 Partners LP	205,000	10,732
Plains All American Pipeline LP	527,921	12,939
Plains GP Holdings LP 'A'	1,004,489	25,032
Tallgrass Energy LP	933,500	23,468
Targa Resources Corp.	734,000	30,498
Western Midstream Partners LP	684,716	21,473
Williams Cos., Inc.	922,000	26,480
Total Common Stocks (Cost $486,453)		503,831

SHORT-TERM INSTRUMENTS 17.1%

REPURCHASE AGREEMENTS (d) 2.3%
		21,416

U.S. TREASURY BILLS 14.8%
2.425% due 04/09/2019 - 06/20/2019 (b)(c)(g)(i)	$135,897	135,770
Total Short-Term Instruments (Cost $157,186)		157,186
Total Investments in Securities (Cost $1,263,330)		1,287,097
Total Investments 140.2% (Cost $1,263,330)		$1,287,097
Financial Derivative Instruments (f)(h) 0.9% (Cost or Premiums, net $(941))		8,083
Other Assets and Liabilities, net (41.1)%		(377,416)
Net Assets Applicable to Common Shareholders 100.0%		$917,764

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2019 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤	The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

«	Security valued using significant unobservable inputs (Level 3).

~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Security did not produce income within the last twelve months.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	3.250%	03/29/2019	04/01/2019	$3,700	U.S. Treasury Bonds 3.750% due 08/15/2041	$(3,775)	$3,700	$3,701
FICC	2.000	03/29/2019	04/01/2019	8,252	U.S. Treasury Notes 1.125% due 06/30/2021	(8,421)	8,252	8,253
GSC	2.550	03/29/2019	04/01/2019	3,700	Fannie Mae 4.500% due 07/01/2048	(3,843)	3,700	3,701
SGY	3.000	03/29/2019	04/01/2019	5,600	U.S. Treasury Notes 2.750% due 06/30/2025	(5,709)	5,600	5,601
SSB	1.350	03/29/2019	04/01/2019	164	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(169)	164	164
Total Repurchase Agreements						$(21,917)	$21,416	$21,420

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
RBC	2.660%	03/21/2019	05/08/2019	$(100,375)	$(100,456)
SCX	2.680	03/25/2019	04/18/2019	(251,563)	(251,694)
Total Reverse Repurchase Agreements					$(352,150)

(e)	Securities with an aggregate market value of $355,884 have been pledged as collateral under the terms of master agreements as of March 31, 2019

(1)	Includes accrued interest.

(2)	Collateral is held in custody by the counterparty.

(3)	The average amount of borrowings outstanding during the period ended March 31, 2019 was $(82,425) at a weighted average interest rate of 2.572%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
RBOB Gasoline August Futures	07/2019	129	$9,931	$826	$104	$0
WTI Crude December Futures	11/2020	500	28,815	463	145	0
				$1,289	$249	$0

SHORT FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Brent Crude August Futures	06/2019	129	$(8,635)	$(424)	$0	$(61)
WTI Crude December Futures	11/2019	500	(30,110)	(965)	0	(295)
				$(1,389)	$0	$(356)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2019 (Unaudited)

Total Futures Contracts	$(100)	$249	$(356)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

									Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.234%	Annual	02/29/2024	$344,900	$(285)	$(3,168)	$(3,453)	$710	$0
Total Swap Agreements						$(285)	$(3,168)	$(3,453)	$710	$0

(g)	Securities with an aggregate market value of $737 and cash of $23,740 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019.

(h)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

					Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month		Currency to be Delivered	Currency to be Received	Asset	Liability
CBK	05/2019	CAD	6,119	$4,567	$0	$(17)
SSB	05/2019		6,077	4,566	13	0
Total Forward Foreign Currency Contracts					$13	$(17)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BRC	Call - OTC Alerian MLP	$10.320	04/18/2019	4,550	$(364)	$(248)
	Call - OTC Alerian MLP	10.215	04/29/2019	4,500	(292)	(528)
Total Written Options					$(656)	$(776)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

									Swap Agreements, at Value
Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
GST	Pay	EURMARGIN 3Q19	$8.288	Maturity	09/30/2019	28,800	$0	$4	$4	$0
JPM	Receive	EURMARGIN CAL20	8.980	Maturity	12/31/2020	180,000	0	31	31	0
MAC	Receive	EURMARGIN 2Q4Q19	6.630	Maturity	12/31/2019	180,000	0	168	168	0
	Pay	EURMARGIN 3Q19	8.260	Maturity	09/30/2019	6,900	0	1	1	0
MYC	Pay	EURMARGIN 2Q19	8.765	Maturity	06/30/2019	60,000	0	32	32	0
	Pay	EURMARGIN 3Q19	8.220	Maturity	09/30/2019	6,750	0	1	1	0
	Pay	EURMARGIN 3Q19	8.250	Maturity	09/30/2019	6,750	0	1	1	0
	Pay	EURMARGIN 3Q19	9.590	Maturity	09/30/2019	10,800	0	2	2	0
	Receive	EURMARGIN CAL20	8.860	Maturity	12/31/2020	180,000	0	52	52	0
							$0	$292	$292	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

										Swap Agreements, at Value
Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Receive	AMZX Index	56,376	2.889% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	$67,820	$0	$2,335	$2,335	$0
	Receive	AMZX Index	45,126	2.982% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/17/2021	55,817	0	351	351	0
FAR	Receive	AMZX Index	7,388	3.049% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/15/2020	9,153	0	71	71	0
MYI	Receive	AMZX Index	30,004	2.899% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/26/2020	37,211	0	175	175	0
								$0	$2,932	$2,932	$0

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2019 (Unaudited)

TOTAL RETURN SWAPS ON SECURITIES

										Swap Agreements, at Value
Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Receive	Energy Transfer LP	1,365,000	3.042% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	$19,604	$0	$1,299	$1,299	$0
	Receive	Enterprise Products Partners LP	702,000	3.042% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	19,486	0	865	865	0
	Receive	Magellan Midstream Partners LP	74,000	3.039% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	4,314	0	156	156	0
	Receive	MPLX LP	412,000	3.039% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	13,740	0	(231)	0	(231)
	Receive	Phillips 66 Partners LP	134,000	3.039% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	6,781	0	217	217	0
	Receive	Plains All American Pipeline LP	559,000	3.042% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	12,977	0	673	673	0
	Receive	Cheniere Energy Partners LP	40,000	3.039% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	1,761	0	(87)	0	(87)
	Receive	Crestwood Equity Partners LP	106,000	3.032% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	3,309	0	414	414	0
	Receive	Enable Midstream Partners LP	89,000	3.039% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	1,327	0	(55)	0	(55)
	Receive	EQM Midstream Partners LP	39,000	3.040% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	1,708	0	88	88	0
	Receive	Western Midstream Partners LP	76,000	3.032% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	2,488	0	(110)	0	(110)
FAR	Receive	Crestwood Equity Partners LP	53,000	3.034% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	1,775	0	87	87	0
	Receive	DCP Midstream LP	82,000	3.034% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	2,593	0	108	108	0
	Receive	Enable Midstream Partners LP	88,000	3.034% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	1,328	0	(71)	0	(71)
	Receive	Energy Transfer LP	584,000	3.034% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	8,603	0	341	341	0
	Receive	Enterprise Products Partners LP	305,000	3.034% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	8,547	0	296	296	0
	Receive	Magellan Midstream Partners LP	109,000	3.034% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	6,412	0	173	173	0
	Receive	MPLX LP	255,000	3.034% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	8,628	0	(274)	0	(274)
	Receive	Phillips 66 Partners LP	70,000	3.034% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	3,573	0	82	82	0
	Receive	Plains All American Pipeline LP	272,000	3.034% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	6,479	0	163	163	0
	Receive	Western Midstream Partners LP	216,550	3.040% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	7,054	0	(279)	0	(279)
	Receive	Cheniere Energy Partners LP	30,000	3.037% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/19/2020	1,319	0	(65)	0	(65)
	Receive	EQM Midstream Partners LP	103,000	3.037% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/19/2020	4,296	0	447	447	0
	Receive	NuStar Energy LP	50,000	3.037% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/19/2020	1,346	0	(6)	0	(6)
	Receive	Buckeye Partners LP	130,000	2.489% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	4,455	0	(39)	0	(39)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2019 (Unaudited)

	Receive	Crestwood Equity Partners LP	20,000	3.082% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	657	0	44	44	0
	Receive	Enable Midstream Partners LP	30,000	3.082% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	484	0	(56)	0	(56)
	Receive	Energy Transfer LP	1,151,000	3.082% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	17,507	0	124	124	0
	Receive	Enterprise Products Partners LP	611,000	3.082% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	17,334	0	385	385	0
	Receive	Magellan Midstream Partners LP	147,000	3.087% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	8,799	0	84	84	0
	Receive	MPLX LP	252,000	3.087% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	8,814	0	(556)	0	(556)
	Receive	Phillips 66 Partners LP	84,000	3.082% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	4,312	0	70	70	0
	Receive	Plains All American Pipeline LP	177,000	3.087% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	4,304	0	20	20	0
GST	Receive	Buckeye Partners LP	107,000	3.132% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	3,466	0	166	166	0
	Receive	Cheniere Energy Partners LP	30,000	3.034% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	1,293	0	(37)	0	(37)
	Receive	Crestwood Equity Partners LP	101,000	3.137% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	3,507	0	45	45	0
	Receive	DCP Midstream LP	53,000	3.140% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	1,719	0	28	28	0
	Receive	Enable Midstream Partners LP	162,000	3.134% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	2,400	0	(82)	0	(82)
	Receive	Energy Transfer LP	1,145,000	3.149% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	17,611	0	(51)	0	(51)
	Receive	Enterprise Products Partners LP	650,000	3.149% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	18,423	0	452	452	0
	Receive	EQM Midstream Partners LP	80,000	3.149% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	3,516	0	167	167	0
	Receive	Magellan Midstream Partners LP	147,000	3.149% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	8,679	0	208	208	0
	Receive	MPLX LP	540,000	3.149% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	18,074	0	(350)	0	(350)
	Receive	NuStar Energy LP	130,000	3.149% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	3,429	0	57	57	0
	Receive	Phillips 66 Partners LP	172,000	3.149% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	8,835	0	150	150	0
	Receive	Plains All American Pipeline LP	274,000	3.149% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	6,512	0	185	185	0
	Receive	Western Midstream Partners LP	117,425	3.140% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	3,882	0	(209)	0	(209)
								$0	$5,036	$7,594	$(2,558)
Total Swap Agreements								$0	$8,260	$10,818	$(2,558)

(i)	Securities with an aggregate market value of $232 and cash of $3,300 have been pledged as collateral for financial derivative instruments as governed by international Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.

(1)	Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2019 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$13,250	$5,091	$18,341
Corporate Bonds & Notes
Banking & Finance	0	1,877	0	1,877
Industrials	0	166,612	0	166,612
Utilities	0	86,734	0	86,734
U.S. Treasury Obligations	0	352,516	0	352,516
Common Stocks
Energy	503,831	0	0	503,831
Short-Term Instruments
Repurchase Agreements	0	21,416	0	21,416
U.S. Treasury Bills	0	135,770	0	135,770

Total Investments	$503,831	$778,175	$5,091	$1,287,097

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	249	710	0	959
Over the counter	0	10,831	0	10,831
	$249	$11,541	$0	$11,790
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(356)	0	0	(356)
Over the counter	0	(3,351)	0	(3,351)
	$(356)	$(3,351)	$0	$(3,707)
Total Financial Derivative Instruments	$(107)	$8,190	$0	$8,083
Totals	$503,724	$786,365	$5,091	$1,295,180

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Fund IX, Ltd. (the “Commodity Subsidiary”), the Cayman Islands exempted company, was formed as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Energy and Tactical Credit Opportunities Fund (the “Fund”) in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. PIMCO Cayman Commodity Fund IX, Ltd. has an Inception date of February 1, 2019. PIMCO Energy and Tactical Credit Opportunities Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the PIMCO Energy and Tactical Credit Opportunities Fund and the Subsidiary. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. The net assets of the Subsidiary as of period end represented 1.6% of the Fund’s consolidated net assets.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

Notes to Financial Statements (Cont.)

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

March 31, 2019 (Unaudited)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	MYI	Morgan Stanley & Co. International PLC
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	MAC	Macquarie Bank Limited	SGY	Societe Generale, New York
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	SSB	State Street Bank and Trust Co.
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
CAD	Canadian Dollar	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
AMZX	Alerian MLP Total Return Index	EURMARGIN	European Refined Margin	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
Reformulated Blendstock for Oxygenate
LIBOR	London Interbank Offered Rate	RBOB	Blending	WTI	West Texas Intermediate
OIS	Overnight Index Swap	TBA	To-Be-Announced